SCHEDULE 14A
                                 (RULE 14A-101)

                     INFORMATION REQUIRED IN PROXY STATEMENT

                            SCHEDULE 14A INFORMATION

                PROXY STATEMENT PURSUANT TO SECTION 14(A) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

Filed by the Registrant [X]

Filed by a Party other than the Registrant [  ]

Check the appropriate box:

[ ]    Preliminary Proxy Statement           [ ]   Confidential, for Use of the
[X]    Definitive Proxy Statement                  Commission Only (as permitted
[ ]    Definitive Additional Materials             by Rule 14a-6(e)(2))
[ ]    Soliciting Material Pursuant
       to Rule 14a-11(c) or Rule 14a-12


                          Bentley Pharmaceuticals, Inc.
                ------------------------------------------------
                (Name of Registrant as Specified in Its Charter)


                   (Name of Person(s) Filing Proxy Statement,
                          if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

[X]      No fee required.

[ ]      Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and
         0-11.

         (1)     Title of each class of securities to which transaction applies:


         -----------------------------------------------------------------------

         (2)      Aggregate number of securities to which transaction applies:


         -----------------------------------------------------------------------

         (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

         -----------------------------------------------------------------------

         (4)      Proposed maximum aggregate value of transaction:

         -----------------------------------------------------------------------


         (5)      Total fee paid:

         -----------------------------------------------------------------------


[ ] Fee paid previously with preliminary materials.

[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

         (1)      Amount Previously Paid:

         -----------------------------------------------------------------------

         (2)      Form, Schedule or Registration Statement No.:

         -----------------------------------------------------------------------

         (3)      Filing Party:

         -----------------------------------------------------------------------

         (4)      Date Filed:

         -----------------------------------------------------------------------

                          BENTLEY PHARMACEUTICALS, INC.
                                65 LAFAYETTE ROAD
                                   THIRD FLOOR
                             NORTH HAMPTON, NH 03862

                    NOTICE OF ANNUAL MEETING OF STOCKHOLDERS

                                  JUNE 9, 2000

                                                               North Hampton, NH
                                                                  April 27, 2000
To the Stockholders of
Bentley Pharmaceuticals, Inc.

         NOTICE IS HEREBY GIVEN that the 2000 Annual Meeting (the "Meeting") of Stockholders of BENTLEY PHARMACEUTICALS, INC., a Delaware corporation (the "Company"), will be held on Friday, June 9, 2000 at 11:00 a.m., local time at The Penn Club of New York located at 30 W. 44th Street, New York, New York 10036-6604 for the purpose of considering and acting upon the following matters:

         (1) The election of three Class I Directors to serve until the 2003 Annual Meeting of Stockholders, or until the election and qualification of their respective successors; and

         (2) The transaction of such other business as may properly be brought before the meeting or any adjournment or postponement thereof.

                  The Board of Directors has fixed the close of business on May 4, 2000 as the record date for the determination of stockholders entitled to notice of, and to vote at, the Meeting. A complete list of the Stockholders entitled to vote will be available for inspection by any Stockholder during the Meeting; in addition, the list will be open for examination by any Stockholder, for any purpose germane to the Meeting, during ordinary business hours, for a period of at least 10 days prior to the Meeting, at 405 Lexington Avenue, 8th Floor, New York, New York 10174.

                  You are cordially invited to attend the Meeting. Whether or not you intend to attend the Meeting, you are urged to complete, sign and date the enclosed form of proxy, and return it promptly in the enclosed reply envelope. No postage is required if mailed in the United States. Returning your proxy does not deprive you of your right to attend the Meeting and to vote your shares in person. THIS SOLICITATION IS BEING MADE ON BEHALF OF THE COMPANY'S BOARD OF DIRECTORS.

                                              By Order of the Board of Directors

                                              MICHAEL D. PRICE
                                              Secretary

                          BENTLEY PHARMACEUTICALS, INC.
                                65 LAFAYETTE ROAD
                                   THIRD FLOOR
                             NORTH HAMPTON, NH 03862

                                 PROXY STATEMENT

                       FOR ANNUAL MEETING OF STOCKHOLDERS

                                  JUNE 9, 2000

          This Proxy Statement, to be mailed to stockholders on or about May 8, 2000, is furnished in connection with the solicitation by the Board of Directors of Bentley Pharmaceuticals, Inc., a Delaware corporation (the "Company"), of proxies in the accompanying form ("Proxy" or "Proxies") for use at the 2000 Annual Meeting of Stockholders of the Company to be held on June 9, 2000 at 11:00 a.m., local time at, The Penn Club of New York located at 30 W. 44th Street, New York, New York 10036-6604 and at any adjournments or postponements thereof (the "Meeting").

          All Proxies received will be voted in accordance with the specifications made thereon or, in the absence of any specification, for the election of all of the nominees named herein to serve as Directors. Any Proxy given pursuant to this solicitation may be revoked by the person giving it any time prior to the exercise of the powers conferred thereby by notice in writing to Michael D. Price, Secretary of the Company, 65 Lafayette Road, North Hampton, New Hampshire 03862, by execution and delivery of a subsequent Proxy or by attendance and voting in person at the Meeting, except as to any matter or matters upon which, prior to such revocation, a vote shall have been cast pursuant to the authority conferred by such Proxy.

          Only holders of record of the Company's issued and outstanding Common Stock, $.02 par value (the "Common Stock"), as of the close of business on May 4, 2000 (the "Record Date") will be entitled to notice of, and to vote at, the Meeting. As of the Record Date, there were issued and outstanding 13,644,500 shares of the Company's Common Stock, each of which is entitled to one vote upon each matter at the Meeting. The holders of a majority of the shares entitled to vote at the Meeting will constitute a quorum for the transaction of business. Proxies submitted which contain abstentions or broker non-votes will be deemed present at the Meeting in determining the presence of a quorum. A plurality of the votes cast at the Meeting at which a quorum is present will be required for the election of Directors. Shares of Common Stock that are voted to abstain and shares which are subject to broker non-votes will not be considered cast with respect to the proposal to elect Directors.

                 SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS

          The following table sets forth  information as of April 25, 2000 as to
(i) each person (including any "group" as that term is used in Section 13(d)(3) of the Securities Exchange Act of 1934, as amended) who is known to the Company to be the beneficial owner of more than five percent of the Company's Common Stock, its only class of voting securities, and (ii) the shares of the Company's Common Stock beneficially owned by all executive officers and directors of the Company as a group.

                                                                AMOUNT AND
                                                                NATURE OF
                                                                BENEFICIAL                PERCENT
          NAME AND ADDRESS OF BENEFICIAL OWNER                  OWNERSHIP (1)             OF CLASS
          ------------------------------------                  -------------             --------
          Michael McGovern, J.D., C.P.A.                          2,586,228(2)            17.24%
          5910 Long Island Drive
          Atlanta, GA 30328


          Renaissance U.S. Growth and Income Trust PLC            1,064,400(3)             7.80%
          8080 North Central Expressway
          Suite 210, LB59
          Dallas, TX  75206-1857


          Renaissance Capital Growth and Income Fund III, Inc.      865,100(3)             6.34%
          8080 North Central Expressway
          Suite 210, LB59
          Dallas, TX  75206-1857


          James R. Murphy                                           757,936(4)             5.30%
          4 John Starke Lane
          North Hampton, NH 03842


          All executive officers and                              6,524,683(5)            38.89%
          directors as a group (9 persons)

------------------

(1)      Except  as  otherwise  indicated,   all  shares  of  Common  Stock  are
         beneficially owned, and sole investment and voting power is held, by the persons named.

(2) Includes 1,313,500 shares of Common Stock which Mr. McGovern has the right to acquire pursuant to presently exercisable Class B Warrants, 23,428 shares of Common Stock which Mr. McGovern has the right to acquire pursuant to presently exercisable stock purchase options and 16,900 shares of Common Stock which Mr. McGovern has the right to acquire pursuant to stock purchase options which will become exercisable within sixty days.

(3) Based solely upon information contained in Amendment No. 4 to Schedule 13G, dated April 10, 2000.

(4) Includes 1,300 shares of Common Stock owned by Mr. Murphy's sons and 1,149 shares of Common Stock held in Mr. Murphy's 401(k) Retirement Plan, as to which Mr. Murphy disclaims beneficial ownership. Also, includes 653,000 shares of Common Stock which Mr. Murphy has the right to acquire pursuant to presently exercisable stock options and 1,500 shares of Common Stock which Mr. Murphy has the right to acquire pursuant to presently exercisable stock purchase Class B warrants.

               (Footnote explanations continue on following page)

(5) Includes 1,723,856 shares of Common Stock which certain of the current Executive Officers and Directors have a right to acquire pursuant to presently exercisable stock options, 84,500 shares of Common Stock which certain of the current Executive Officers and Directors have the right to acquire pursuant to stock purchase options which will become exercisable within 60 days, 1,321,000 shares of Common Stock which certain of the current Executive Officers and Directors have a right to acquire pursuant to presently exercisable Class B Warrants and 2,967 shares of Common Stock held in 401(k) Retirement Plan accounts of certain of the current Executive Officers and Directors. Also includes 1,064,400 shares of Common Stock held by Renaissance U.S. Growth and Income Trust PLC, of which Russell Cleveland, a director of the Company, serves as President and Director and 865,100 shares of Common Stock held by Renaissance Capital Growth and Income Fund III, Inc., of which Mr. Cleveland serves as President and CEO, as to all of which shares Mr. Cleveland disclaims beneficial ownership.

                        SECURITY OWNERSHIP OF MANAGEMENT

         The following table sets forth information regarding beneficial ownership of the Company's Common Stock as of April 25, 2000 as to (i) each Director and nominee for Director of the Company, (ii) each Executive Officer of the Company named in the Summary Compensation Table set forth below, and (iii) all current executive officers and directors as a group.


                                            AMOUNT AND NATURE OF                PERCENT
NAME                                        BENEFICIAL OWNERSHIP (1)            OF CLASS
----                                        ------------------------            --------

James R. Murphy                                   757,936(2)                    5.30%
Chairman of the Board, President,
Chief Executive Officer and Director

Robert M. Stote, M.D.                             621,933(3)                    4.37%
Senior Vice President, Chief
Science Officer and Director

Michael D. Price                                  454,034(4)                    3.23%
Vice President, Chief
Financial Officer, Secretary,
Treasurer and Director

Robert J. Gyurik                                   67,324(5)                   *
Vice President of Pharmaceutical
Development and Director

Charles L. Bolling                                 51,328(6)                   *
Director

Russell Cleveland                               1,946,400(7)                   14.25%
Director

Miguel Fernandez                                   21,900(8)                   *
Director

Michael McGovern, J.D., C.P.A.                  2,586,228(9)                   17.24%
Director

William A. Packer                                  17,600(10)                  *
Director

All executive officers
and directors as a group (9 persons)            6,524,683(11)                  38.89%

---------------------------------
*        Less than one percent

(1) Except as otherwise indicated, all shares are beneficially owned, and sole investment and voting power is held, by the persons named.

               (Footnote explanations continue on following page)

(2) Includes 1,300 shares of Common Stock owned by Mr. Murphy's sons and 1,149 shares of Common Stock held in Mr. Murphy's 401(k) Retirement Plan, as to which Mr. Murphy disclaims beneficial ownership. Also, includes 653,000 shares of Common Stock which Mr. Murphy has the right to acquire pursuant to presently exercisable stock options and 1,500 shares of Common Stock which Mr. Murphy has the right to acquire pursuant to presently exercisable Class B warrants.

(3) Includes 733 shares of Common Stock held in Dr. Stote's 401(k) Retirement Plan, as to which Dr. Stote disclaims beneficial ownership, 572,500 shares of Common Stock which Dr. Stote has the right to acquire pursuant to presently exercisable stock options and 5,000 shares of Common Stock which Dr. Stote has the right to acquire pursuant to presently exercisable Class B warrants.

(4) Includes 101 shares of Common Stock owned by Mr. Price's son and 731 shares of Common Stock held in Mr. Price's 401(k) Retirement Plan, as to which Mr. Price disclaims beneficial ownership. Also includes 432,500 shares of Common Stock which Mr. Price has the right to acquire pursuant to presently exercisable stock options.

(5) Includes 9,970 shares of Common Stock and 1,000 shares of Common Stock issuable upon exercise of Class B Warrants owned by Mr. Gyurik's IRA and 354 shares of Common Stock held in Mr. Gyurik's 401(k) Retirement Plan, as to which Mr. Gyurik disclaims beneficial ownership. Also includes 16,000 shares of Common Stock which Mr. Gyurik has the right to acquire pursuant to presently exercisable stock options.

(6) Includes 26,428 shares of Common Stock which Mr. Bolling has the right to acquire pursuant to presently exercisable stock options and 16,900 shares of Common Stock which Mr. Bolling has the right to acquire pursuant to stock purchase options which will become exercisable within sixty days.

(7) Includes 1,064,400 shares of Common Stock held by Renaissance U.S. Growth and Income Trust PLC, of which Mr. Cleveland serves as President and Director, and 865,100 shares of Common Stock held by Renaissance Capital Growth and Income Fund III, Inc., of which Mr. Cleveland serves as President and CEO, as to all of which shares Mr. Cleveland disclaims beneficial ownership. Also includes 16,900 shares of Common Stock which Mr. Cleveland has the right to acquire pursuant to stock purchase options which will become exercisable within sixty days.

(8) Includes 16,900 shares of Common Stock which Mr. Fernandez has the right to acquire pursuant to stock purchase options which will become exercisable within sixty days.

(9) Includes 1,313,500 shares of Common Stock which Mr. McGovern has the right to acquire pursuant to exercise of Class B Warrants, 23,428 shares of Common Stock which Mr. McGovern has the right to acquire pursuant to presently exercisable stock purchase options and 16,900 shares of Common Stock which Mr. McGovern has the right to acquire pursuant to presently stock purchase options which will become exercisable within sixty days.

(10) Includes 16,900 shares of Common Stock which Mr. Packer has the right to acquire pursuant to stock purchase options which will become exercisable within sixty days.

(11) Includes 1,723,856 shares of Common Stock which certain of the Executive Officers and Directors have a right to acquire pursuant to presently exercisable stock purchase options, 84,500 shares of Common Stock which certain of the current Executive Officers and Directors have a right to acquire pursuant to stock purchase options which will become exercisable within sixty days, 1,321,000 shares of Common Stock which certain of the current Executive Officers and Directors have a right to acquire pursuant to presently exercisable Class B Warrants and 2,967 shares of Common Stock held in 401(k) Retirement Plan accounts of certain of the current Executive Officers and Directors. Also includes 1,064,400 shares of Common Stock held by Renaissance U.S. Growth and Income Trust PLC, of which Mr. Cleveland serves as President and Director and 865,100 shares of Common Stock held by Renaissance Capital Growth and Income Fund III, Inc., of which Mr. Cleveland serves as
         President and CEO, as to all of which shares Mr. Cleveland disclaims beneficial ownership.

                                   PROPOSAL 1

                              ELECTION OF DIRECTORS

          The Company's Articles of Incorporation and By-Laws provide for a classified Board of Directors. The Board is divided into three classes designated Class I, Class II and Class III. The nominees included in Class I below are being presented for election as Class I Directors to hold office until the 2003 Annual Meeting of Stockholders. Unless instructed to the contrary, the persons named in the enclosed Proxy intend to cast all votes pursuant to Proxies received in favor of the person listed under the heading "Nominees" below as Directors. The nominees have indicated to the Company their availability for election; Messrs. Cleveland, McGovern and Price are presently directors. In the event that the nominees should not continue to be available for election, the holders of the Proxies may exercise their discretion to vote for a substitute. Officers hold office until the meeting of the Board of Directors following each Annual Meeting of Stockholders and until their successors have been chosen and qualified.

          The following information is furnished with respect to the nominees and each other continuing member of the Company's Board of Directors.


                                                                                        CLASS OF          YEAR
                                             POSITIONS WITH                             DIRECTOR          FIRST
                                             THE COMPANY                                (UPON            BECAME
NAME                            AGE          PRESENTLY HELD                             ELECTION)       DIRECTOR
----                            ---          --------------                             ---------       --------
NOMINEES:
Russell Cleveland               61           Director                                      I              1999

Michael McGovern                56           Director                                      I              1997

Michael D. Price                42           Vice President, Chief Financial               I              1995
                                             Officer, Secretary, Treasurer
                                             and Director

DIRECTORS WHOSE TERMS OF OFFICE
CONTINUE AFTER THE MEETING:

Charles L. Bolling              76           Director                                      II             1991

Miguel Fernandez                69           Director                                      III            1999

Robert J. Gyurik                53           Vice President of Pharmaceutical              II             1998
                                             Development and Director

James R. Murphy                 50           Chairman of the Board, President,             III            1993
                                             Chief Executive Officer and Director

William A. Packer               65           Director                                      II             1999

Robert M. Stote, M.D.           60           Senior Vice President, Chief                  III            1993
                                             Science Officer and Director

BACKGROUND OF NOMINEES

         RUSSELL CLEVELAND is the principal founder and the majority stockholder of Renaissance Capital Group, Inc. ("Renaissance"). Renaissance provides capital to emerging publicly-owned companies. For more than the past five years, Mr. Cleveland has served as President and Managing General Partner of Renaissance Capital Partners, Ltd., President and Director of Renaissance Capital Growth & Income Fund III, Inc., and a Director of Renaissance U.S. Growth and Income Trust PLC. Mr. Cleveland's background includes executive positions with various major southwest regional brokerage firms. Mr. Cleveland also currently serves as a director of Danzer Corp. (formerly Global Environmental Corp.), Tutogen Medical, Inc. and Technology Research, Inc. Mr. Cleveland is a Chartered Financial Analyst and a graduate of the University of Pennsylvania, Wharton School of Finance and Commerce.

         MICHAEL MCGOVERN, J.D., C.P.A. was named Vice Chairman of the Company in October 1999 and serves as President of McGovern Enterprises, a provider of corporate and financial consulting services, which he founded in 1975. Mr. McGovern is Chairman of the Board of Directors of Specialty Surgicenters, Inc., a developer and operator of outpatient surgical clinics, and is the Chairman of the Board of Directors of Milton National Bank, a wholly-owned subsidiary of BB&T Corporation (NYSE:BBT). Mr. McGovern is also a member of the board of directors of Suburban Lodges of America Inc., a public company that owns and operates extended stay hotels, Careerfair.com, a publishing company that specializes in career and job fairs for college students, Training Solutions Interactive Inc., a developer and producer of interactive training programs and the Reynolds Development Company, a real-estate company. Mr. McGovern received a B.S. and M.S. in accounting and his Juris Doctor from the University of Illinois. Mr. McGovern is a Certified Public Accountant and a member of the state bar of Georgia and the American Bar Association.

         MICHAEL D. PRICE became Chief Financial Officer, Vice President/Treasurer and Secretary of the Company in October 1993, April 1993 and November 1992, respectively. He has served the Company in other capacities since March 1992. Prior to joining the Company, Mr. Price was employed as a financial and management consultant with Carr Financial Group in Tampa, Florida from March 1990 to March 1992. Prior thereto, he was employed as Vice President of Finance with Premiere Group, Inc., a real estate developer in Tampa, Florida from June 1988 to February 1990. Prior thereto, Mr. Price was employed by Price Waterhouse in Tampa, Florida from January 1982 to June 1988 where his last position with that firm was as an Audit Manager. Mr. Price received a B.S. in Business Administration with a concentration in Accounting from Auburn University and an M.B.A. from Florida State University. Mr. Price is a Certified Public Accountant in the State of Florida.

BACKGROUND OF CONTINUING DIRECTORS

         CHARLES L. BOLLING served from 1968 to 1973 as Vice President of Product Management and Promotion (U.S.), from 1973 to 1977 as Vice President of Commercial Development and from 1977 to 1986 as Director of Business Development (International) at Smith Kline & French Laboratories. Mr. Bolling has been retired since 1986.

         MIGUEL FERNANDEZ has been retired since 1996. Mr. Fernandez served from 1980 to 1996 as President of the International Division and Corporate Vice President at Carter-Wallace, Inc., where he was responsible for all product lines outside of the United States. Prior thereto, Mr. Fernandez was employed for approximately eight years by SmithKline Beecham, where his last position was Vice President for Europe, where he was based. He also served in the capacity of Vice President for Latin America. Before SmithKline Beecham, Mr. Fernandez served as Managing Director of Warner Lambert in Argentina for two years. From 1962 to 1970, Mr. Fernandez was employed by Merck/Frost in Canada. Mr. Fernandez received a Bachelors of Commerce degree from the University of British Columbia and an MBA from the Ivey School of Business at the University of Western in Ontario, Canada.

         ROBERT J. GYURIK became Vice President of Pharmaceutical Development of the Company in March 1999 and became a member of the Board of Directors in 1998. Prior to joining the Company, Mr. Gyurik served as Manager of Development and Quality Control at MacroChem Corporation, a position he held from 1993 to February 1999. From 1971 to 1993, Mr. Gyurik worked in various positions at SmithKline Beecham ranging from Associate Senior Investigator in the Nutrition/Production Enhancer Research Group and Pharmaceutical Development Group to Senior Medical Chemist in the Parasitology Research Group. Prior thereto, Mr. Gyurik worked at Schering as a Medicinal Chemist. Mr. Gyurik attended Rutgers University and received a B.A. in Biology and Chemistry from Immaculata College. Mr. Gyurik is a member of the American Chemical Society, International Society for Chronobiology and the New York Academy of Sciences and holds a number of patents in the areas of drug delivery systems, medical devices and new drug discoveries.

         JAMES R. MURPHY became President and Chief Operating Officer of the Company on September 7, 1994, was named Chief Executive Officer effective January 1, 1995 and became Chairman of the Board on June 9, 1995. Prior to rejoining the Company, Mr. Murphy served as Vice President of Business
Development at MacroChem Corporation, a publicly-owned pharmaceutical company, from March 1993 through September 1994. From September 1992 until March 1993, Mr. Murphy served as a consultant to the pharmaceutical industry with his primary efforts directed toward product licensing. Prior thereto, Mr. Murphy served as Director - Worldwide Business Development and Strategic Planning of the Company from December 1991 to September 1992. Mr. Murphy previously spent 14 years in basic pharmaceutical research and product development with SmithKline Beecham Corporation and in international business development with contract research and consulting laboratories. Mr. Murphy received a B.A. in Biology from Millersville University and attended the Massachusetts School of Law in 1993 and 1994.

         WILLIAM A. PACKER has been a business and industry consultant to a number of biopharmaceutical companies since 1998. From 1992 until 1998, Mr. Packer was President and Chief Financial Officer of Virus Research Institute, Inc., a publicly-owned biotechnology company. Prior to this, Mr. Packer was employed by SmithKline Beecham Plc ("SmithKline"), a major pharmaceutical company, where he held various senior management positions, the most recent as Senior Vice President, Biologicals, in which position he was responsible for the direction of SmithKline's global vaccine business. Mr. Packer is a Chartered Accountant.

         ROBERT M. STOTE, M.D. became Senior Vice President and Chief Science Officer of the Company in March 1992. Prior to joining the Company, Dr. Stote was employed for 20 years by SmithKline Beecham Corporation serving as Senior Vice President and Medical Director, Worldwide Medical Affairs from 1989 to 1992, and Vice President-Clinical Pharmacology-Worldwide from 1987 to 1989. From 1984 to 1987 Dr. Stote was Vice President-Phase I Clinical Research, North America. Dr. Stote was Chief of Nephrology at Presbyterian Medical Center of Philadelphia from 1972 to 1989 and was Clinical Professor of Medicine at the University of Pennsylvania. Dr. Stote serves as a director of DataTrak, Inc. (formerly Collaborative Clinical Research, Inc.). Dr. Stote received a B.S. in Pharmacy from the Albany College of Pharmacy, an M.D. from Albany Medical College and is Board Certified in Internal Medicine and Nephrology. He was a Fellow in Nephrology and Internal Medicine at the Mayo Clinic and is currently a Fellow of the American College of Physicians.

COMMITTEES OF THE BOARD OF DIRECTORS; BOARD OF DIRECTORS MEETINGS

         The Board of Directors has an Audit Committee, a Compensation Committee and a Strategic Planning Committee. The Audit Committee recommends to the Board of Directors the appointment of independent auditors to audit the Company's consolidated financial statements, reviews the Company's internal control procedures and advises the Company on tax and other matters connected with the growth of the Company. The Audit Committee also reviews with management the annual audit and other work performed by the independent auditors. The Compensation Committee administers the Company's 1991 Stock Option Plan and reviews and recommends to the Board of Directors the nature and amount of compensation to be paid to the Company's executive officers. The Audit Committee currently consists of Messrs. Charles Bolling, Miguel Fernandez and William Packer; the Compensation Committee currently consists of Messrs. Charles Bolling, Miguel Fernandez, Michael McGovern and William Packer; and the Strategic Planning Committee currently consists of Messrs. Russell Cleveland, Miguel Fernandez, Michael McGovern, James Murphy and William Packer.

         During the Company's last fiscal year ended December 31, 1999, the Board of Directors held six meetings, the Audit Committee held one meeting, the Compensation Committee held five meetings and the Strategic Planning Committee held no formal meetings; however, the members held informal discussions at various times during the year. Each Director attended at least 75% of the total number of meetings of the Board of Directors which were held during the period he served as a Director in the fiscal year ended December 31, 1999 and meetings of each Committee on which such Director served, with the exception that Messrs. Fernandez and Packer each were absent at one of the three 1999 Meetings of the Board of Directors that were held after their elections to the Board of Directors in June 1999.

COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION

         The members of the Compensation Committee during the fiscal year ended December 31, 1999 were Messrs. Randolph W. Arnegger, Charles L. Bolling, Miguel Fernandez, Robert J. Gyurik, Michael McGovern and William Packer, all of whom are or were at the time of service non-employee Directors. No member of the Compensation Committee has a relationship that would constitute an interlocking relationship with Executive Officers or Directors of the Company or another entity.

REMUNERATION OF NON-EMPLOYEE DIRECTORS

         The Company presently pays non-employee Director fees of $3,000 for each face to face meeting of the Board of Directors, $500 for each telephonic meeting, $500 for each committee meeting of the Board of Directors and reimburses expenses incurred in attending meetings. Total non-employee Director fee payments during the year ended December 31, 1999 totaled $37,000. Each non-employee director is automatically granted options to purchase a number of shares of Common Stock equal to 2/10 of 1% of the number of outstanding shares of Common Stock upon his or her election to the Board. Thereafter, each continuing non-employee director is entitled to receive, annually, options to purchase the number of shares of Common Stock equal to 2/10 of 1% of the number of outstanding shares of Common Stock. In addition the Company has agreed to compensate the Vice Chairman for his time and efforts, which are above and beyond the scope originally contemplated, by awarding him options to purchase 100,000 shares of Common Stock (25,000 on each of January 1, April 1, July 1, and October 1, 2000), for service during the year ending December 31, 2000. During the year ended December 31, 1999, options to purchase 84,500 shares of Common Stock were granted at prices ranging from $3.00 to $3.30 per share, representing at least the fair market value of the Common Stock on the date of the grants. These options expire on June 30, 2009.

                             EXECUTIVE COMPENSATION

SUMMARY COMPENSATION TABLE

         The following table sets forth the total compensation paid to or accrued by the Company for the account of the current Chief Executive Officer and the executive officers at December 31, 1999 whose total cash compensation for the year ended December 31, 1999 exceeded $100,000.

                           SUMMARY COMPENSATION TABLE


                                                                                   Long-Term Compensation
                                                                             -----------------------------------------

                                                 Annual Compensation                 Awards              Payouts
                                                 -------------------         ----------------------  -----------------
                                                                                         Securities
                                                                   Other     Restricted  Underlying    LTIP       All
                                                                  Annual       Stock      Options/   Payouts     Other
Name and Principal              Year      Salary ($) Bonus ($)    Comp.      Awards($)    SARs (#)     ($)       Comp.
-------------------             ----      ---------  ---------    ------     ---------    --------   ------      -----
Position                                                          ($)(1)
--------                                                          ------
James R. Murphy (2)         Y/E 12/31/99   $295,577     ---         ---      $ 120,000      ---        ---        $5,000
Chairman of the Board,      Y/E 12/31/98   $260,000    $37,381      ---         ---         ---        ---        $5,000
President, Chief Executive  Y/E 12/31/97   $245,000    $50,000      ---         ---         ---        ---        $4,750
Officer and Director

Robert M. Stote(3)          Y/E 12/31/99   $110,449     ---         ---      $  22,500      ---        ---        $5,000
Senior Vice President,      Y/E 12/31/98   $200,178    $33,694      ---         ---         ---        ---        $5,000
Chief Science Officer and   Y/E 12/31/97   $225,000     ---         ---         ---         ---        ---        $4,750
Director

Michael D. Price(4)         Y/E 12/31/99   $176,231     ---         ---      $  22,500      ---        ---        $5,000
Vice President, Chief       Y/E 12/31/98   $155,958    $11,985      ---         ---         ---        ---        $5,000
Financial Officer,          Y/E 12/31/97   $136,378     ---         ---         ---         ---        ---        $4,750
Treasurer, Secretary and
Director


---------------

(1) The value of perquisites provided to the named executive officers did not exceed 10% of total compensation in any case.

(2) Mr. Murphy, Chairman of the Board, President and Chief Executive Officer, has been employed by the Company since September 1994. Mr. Murphy's annual salary is currently $360,000. During the year ended December 31, 1999, Mr. Murphy was awarded 80,000 shares of Common Stock of the Company as a bonus, which shares were treated as taxable income in the year 2000. The Company provided a loan to Mr. Murphy in March 2000, in the amount of $250,000, which Mr. Murphy used to pay the income taxes on such equity-based compensation. The loan, which bears interest at 6.59% annually, matures on March 17, 2003 and is secured by 28,000 shares of the Company's Common Stock, which are owned by Mr. Murphy. Interest is payable quarterly. During the years ended December 31, 1999, 1998 and 1997, the Company provided to Mr. Murphy matching funds totaling $5,000, $5,000 and $4,750, respectively, pursuant to the terms of a Company sponsored 401(k) retirement plan (see "401(k) Retirement Plan").

(3) Dr. Stote, Senior Vice President and Chief Science Officer, has been employed by the Company since March 1992. As of August 31, 1998, Dr. Stote began working part time and receives an annual base salary of $75,000 plus compensation at the rate of $130 per hour for all hours worked on behalf of the Company in excess of twelve per week. During the year ended December 31, 1999, Dr. Stote was awarded 15,000 shares of Common Stock of the Company as a bonus. During the years ended December 31, 1999, 1998 and 1997, the Company provided to Dr. Stote matching funds totaling $5,000, $5,000 and $4,750, respectively, pursuant to the terms of a Company sponsored 401(k) retirement plan (see "401(k) Retirement Plan").

               (Footnote explanations continue on following page)

(4) Mr. Price, Vice President, Chief Financial Officer, Secretary and Treasurer, has been employed by the Company since March 1992. Mr. Price's annual salary is currently $185,125. During the year ended December 31, 1999, Mr. Price was awarded 15,000 shares of Common Stock of the Company as a bonus, which shares were treated as taxable income in the year 2000. The Company provided a loan to Mr. Price in March 2000, in the amount of $50,000, which Mr. Price used to pay the income taxes on such equity-based compensation. The loan, which bears interest at 6.59% annually, matures on March 17, 2003 and is secured by 6,000 shares of the Company's Common Stock, which are owned by Mr. Price. Interest is payable quarterly. During the years ended December 31, 1999, 1998 and 1997, the Company provided to Mr. Price matching funds totaling $5,000, $5,000 and $4,750, respectively, pursuant to the terms of a Company sponsored 401(k) retirement plan (see "401(k) Retirement Plan").

OPTION/SAR GRANTS IN LAST FISCAL YEAR

         No  options  were  granted  to the  individuals  listed in the  Summary
Compensation   table  during  the  year  ended   December  31,  1999.  No  stock
appreciation rights have been granted to date.

AGGREGATED  OPTION  EXERCISES  IN LAST  FISCAL YEAR AND FISCAL  YEAR-END  OPTION
VALUES

         The following table sets forth certain information concerning the number of shares of Common Stock acquired upon the exercise of stock options during the year ended December 31, 1999 by, and the number and value at December 31, 1999 of shares of Common Stock subject to unexercised options held by, the individuals listed in the Summary Compensation Table.



                                                                           NUMBER OF
                                                                           SECURITIES               VALUE OF
                                                                           UNDERLYING              UNEXERCISED
                                                                          UNEXERCISED             IN-THE-MONEY
                                                                        OPTIONS/SARS AT          OPTIONS/SARS AT
                                                                       FY-END (# SHARES)             FY-END ($)
                                    SHARES                             ------------------       -----------------
                                   ACQUIRED             VALUE             EXERCISABLE/            EXERCISABLE/
NAME                            ON EXERCISE (#)     REALIZED ($)          UNEXERCISABLE         UNEXERCISABLE (1)
----                            ---------------     ------------          --------------        -----------------

James R. Murphy                        -                  -               653,000 / -0-          $1,574,375/ -0-

Robert M. Stote, M.D.                  -                  -               572,500 / -0-          $1,301,822/ -0-

Michael D. Price                       -                  -               432,500 / -0-          $1,023,176/ -0-

-------------------------

(1) Represents the closing price of the Company's Common Stock on the American Stock Exchange on December 31, 1999 minus the respective exercise prices.

LONG-TERM INCENTIVE PLAN AWARDS IN LAST FISCAL YEAR

         No long-term incentive plan awards were granted to the individuals listed in the Summary Compensation table during the year ended December 31, 1999.

EMPLOYMENT AGREEMENTS

         Mr. James R. Murphy, Chairman of the Board, President and Chief Executive Officer, entered into an employment agreement with the Company dated as of July 1, 1998 providing for an initial term which expires on December 31, 2001. Under the terms of this agreement, as amended, Mr. Murphy's current annual base salary is $360,000. The Company also provides Mr. Murphy with an automobile expense allowance of $1,000 per month. The agreement with Mr. Murphy also provides for bonuses at the recommendation and discretion of the Compensation Committee of the Company's Board of Directors. Mr. Murphy is entitled to a bonus award of 50% of his annual base salary upon (i) the attainment by the

Company of two consecutive quarters of net profit, (ii) the closing of a year with a net profit, (iii) the announcement of a merger of the Company into another company or a sale or transfer of all or substantially all of the pharmaceutical assets of the Company or (iv) a change in control of the Company. The agreement with Mr. Murphy also provides that, upon termination following a change in control of the Company, Mr. Murphy shall be entitled to receive (i) a severance payment equal to 2.99 times his annual salary plus bonuses, or that amount of salary and bonuses that would have been due to Mr. Murphy through the expiration of the term of the agreement, whichever is greater, (ii) a number of stock options control (the "Termination Options"), (iii) immediate vesting of all outstanding stock options (including equal to the number of stock options held by Mr. Murphy prior to the effective date of such change in the Termination Options), and (iv) health and other benefits through the end of the term of the agreement or for a period of five years, whichever is greater. Pursuant to the agreement, if terminated without cause, Mr. Murphy will be entitled to a severance payment equal to two years of salary plus bonus and immediate vesting of all outstanding non-plan stock options.

         Dr. Robert M. Stote, Senior Vice President and Chief Science Officer, entered into an employment agreement with the Company dated as of August 31, 1998 providing for an initial term which expires on August 31, 2001. Under the terms of this agreement, Dr. Stote's annual base salary is $75,000 plus compensation at the rate of $130 per hour for hours worked in excess of twelve per week. The agreement with Dr. Stote also provides for bonuses at the recommendation and discretion of the Compensation Committee of the Company's Board of Directors. Dr. Stote is eligible for a bonus upon (i) the attainment by the Company of two consecutive quarters of pre-tax net profit or (ii) the announcement of a merger of the Company with another company. The agreement with Dr. Stote also provides that, upon termination following a change in control of the Company, Dr. Stote shall be entitled to receive (i) a severance payment equal to 2.99 times his average annual salary plus bonuses for the five year period preceding the year in which the change in control occurs, or that amount of salary that would have been due to Dr. Stote through the expiration of the term of this Agreement, whichever is greater, (ii) a number of stock options equal to the number of stock options held by Dr. Stote prior to the effective date of such change in control (the "Termination Options"), (iii) immediate vesting of all outstanding stock options (including the Termination Options), and (iv) health and other benefits through the end of the term of the agreement. Pursuant to the agreement, if terminated without cause, Dr. Stote will be entitled to a severance payment equal to 2.99 times the average of Dr. Stote's salary plus bonus for the five year period preceding the year in which the date of termination occurs and immediate vesting of all outstanding non-plan stock options.

         Mr. Michael D. Price, Vice President, Chief Financial Officer, Secretary and Treasurer, entered into an employment agreement with the Company dated as of July 1, 1998 and under the terms of its amendment provides for a term which expires on June 30, 2001. Under the terms of this agreement, Mr. Price's current annual base salary is $185,125. The agreement with Mr. Price also provides for bonuses at the recommendation and discretion of the Compensation Committee of the Company's Board of Directors. Mr. Price is eligible for a bonus upon (i) the attainment by the Company of two consecutive quarters of net profit, (ii) the closing of a year with a net profit, or (iii) the announcement of a merger of the Company into another Company or a sale or transfer of all of substantially all of the pharmaceutical assets of the Company. Mr. Price is entitled to a bonus of 50% of his annual salary upon a change in control of the Company. The agreement with Mr. Price also provides that, upon termination following a change in control of the Company, Mr. Price shall be entitled to receive (i) a severance payment equal to 2.9 times his annual salary plus bonuses, or that amount of salary and bonuses that would have been due to Mr. Price through the expiration of the term of the agreement, whichever is greater, (ii) a number of stock options equal to the number of stock options held by Mr. Price prior to the effective date of such change in control (the "Termination Options"), (iii) immediate vesting of all outstanding stock options (including the Termination Options), and (iv) health and other benefits through the end of the term of the agreement. Pursuant to the agreement, if terminated without cause, Mr. Price will be entitled to a severance payment equal to one year of salary plus bonus and immediate vesting of all outstanding non-plan stock options.

         Mr. Robert J. Gyurik, Vice President of Pharmaceutical Development, entered into an employment agreement with the Company dated as of March 9, 1999 providing for an initial term which expires on December 31, 2000. Under the terms of this agreement, Mr. Gyurik's current annual base salary is $138,600. The agreement provides that Mr. Gyurik was entitled to a sign-on bonus of 40,000 shares of Common Stock. The agreement with Mr. Gyurik also provides for bonuses of up to 50% of his annual salary each year, based upon the attainment of research collaborations, at the recommendation and discretion of the Compensation Committee of the Company's Board of Directors. Mr. Gyurik is eligible for a bonus upon the announcement of a merger of the Company into another Company or a sale or transfer of all or substantially all of the assets of the Company. Mr. Gyurik is entitled to a bonus of 50% of his annual salary upon a change in control of the Company. The agreement with Mr. Gyurik also provides that, upon termination following a change in control of the Company, Mr. Gyurik shall be entitled to receive (i) a severance payment equal to 2.9 times his annual salary plus bonuses, or that amount of salary and bonuses that would have been due to Mr. Gyurik through the expiration of the term of the agreement, whichever is greater, (ii) a number of stock options equal to the number of stock options held by Mr. Gyurik prior to the effective date of such change in control (the "Termination Options"), (iii) immediate vesting of all outstanding stock options (including the Termination Options), and (iv) health and other benefits through the end of the term of the agreement. Pursuant to the agreement, if terminated without cause, Mr. Gyurik will be entitled to a severance payment equal to one year of salary plus bonus and immediate vesting of all outstanding non-plan stock options.

COMPLIANCE WITH SECTION 16(A) OF THE SECURITIES EXCHANGE ACT

         Section 16(a) of the Securities Exchange Act of 1934, as amended, requires the Company's executive officers and directors, and any persons who own more than 10% of any class of the Company's equity securities, to file certain reports relating to their ownership of such securities and changes in such ownership with the Securities and Exchange Commission, the American Stock Exchange and the Pacific Stock Exchange and to furnish the Company with copies of such reports. To the Company's knowledge, during the year ended December 31, 1999, all Section 16(a) filing requirements have been satisfied.

1991 STOCK OPTION PLAN

         The Company's 1991 Stock Option Plan (the "1991 Plan") was unanimously adopted by the Board of Directors on September 30, 1991, approved by the stockholders at the December 1991 Annual Meeting of Stockholders and amended to increase the number of shares available under the plan to an aggregate of 1,000,000 by the stockholders at the February 1993, June 1994, June 1997 and June 1999 Annual Meetings of Stockholders. The purpose of the 1991 Plan is to promote the interests of the Company in attracting and retaining employees (including officers) and experienced and knowledgeable non-employee directors for the Company and its subsidiaries, by enabling them to acquire or increase a proprietary interest in the Company, to benefit from appreciation in the value of the Company's Common Stock and, thus, participate in the long-term growth of the Company.

         During the fiscal year ended December 31, 1999, options to purchase 21,000 shares of Common Stock were granted to employees of the Company who are not executive officers. Such options were granted at prices ranging from $1.50 to $2.88 per share, representing the fair market value of the Common
Stock on the dates of grant. These options expire on various dates ranging from March 25, 2009 to September 2, 2009.

401(K) RETIREMENT PLAN

         The Company sponsors a 401(k) retirement plan (the "401(k) Plan") under which eligible employees may contribute, on a pre-tax basis, between 1% to 15% of their respective total annual income from the Company, subject to maximum aggregate annual contribution imposed by the Internal Revenue Code of 1986, as amended. All full-time employees who have worked for the Company for at least six months are eligible to participate in the 401(k) Plan. All employee contributions are allocated to the employee's individual account and are invested in various investment options as directed by the employee. Cash contributions are fully vested and nonforfeitable. The Company made matching contributions to the 401(k) Plan for the 1999 fiscal year in the amount of $26,205, and is currently matching 100% of each eligible employee's contribution in 2000 with shares of the Company's Common Stock.

CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

         The Company provided loans to each of Messrs. Murphy, Price and Gyurik, in the amounts of $250,000, $50,000 and $140,000, respectively, in March 2000, which Messrs. Murphy, Price and Gyurik used to pay the income taxes on equity-based compensation received in the prior year. The loans, which bear interest at 6.59% annually, mature in March 2003 and are secured by 28,000, 6,000 and 16,000 shares of the Company's Common Stock owned by Messrs. Murphy, Price and Gyurik, respectively. Interest on the loans is payable quarterly.

COMPENSATION COMMITTEE REPORT

         The Compensation Committee of the Board of Directors, which is currently comprised of four non-employee Directors of the Company, determines, to the extent not fixed pursuant to the terms of applicable employment agreements, the compensation of the Chief Executive Officer, other employee members of the Board of Directors, and all other executive employees whose annual compensation exceeds $50,000. The compensation levels of such officers, Directors and employees are subject to the approval of the Board of Directors.

         The Compensation Committee, being responsible for overseeing and approving executive compensation and grants of stock options, is in a position to appropriately balance the current cash compensation considerations with the longer-range incentive-oriented growth outlook associated with stock options.

         The main objectives of the Company's compensation structure include rewarding individuals for their respective contributions to the Company's performance, providing executive officers with a stake in the long-term success of the Company and providing compensation programs and policies that will attract and retain qualified executive personnel. The Board of Directors and the Compensation Committee place a great deal of importance on recruiting, hiring and retaining high quality personnel and recognize that by offering executives employment agreements, it can be more successful in recruiting experienced executives from large, established pharmaceutical companies. Historically, the members of the Board of Directors and the Compensation Committee have chosen to achieve these objectives through salary increases, bonuses and periodic stock option grants. The Committee considered each of these factors in approving the compensation for Mr. Murphy, who serves as President and Chief Executive Officer.

         In determining compensation, the Compensation Committee considers, among other things, the performance of the Company, improvement in financial position, strategic alliances, acquisition of products, product registration, raising of capital, compensation levels in competing companies, individual contributions to the Company and the length of service with the Company. The Compensation

Committee also considered independent surveys of executive compensation of similarly situated companies.

         Compensation through the periodic grant of Common Stock and stock options under the Company's stock option plans is intended to coordinate executives' and stockholders' long-term interests by creating a direct link between a portion of executive compensation and increases in the price of Common Stock and the long-term success of the Company. This method of compensation also permits the Company to preserve its cash resources.

         Although the extraordinary individual contributions of each executive officer must be recognized when appropriate, it can be expected that any future substantial increases in executive compensation will be based upon the satisfaction of pre-established individual objectives, corporate milestones and financial performance of the Company.

                                                         COMPENSATION COMMITTEE
                                                         Charles L. Bolling
                                                         Miguel Fernandez
                                                         Michael McGovern
                                                         William Packer

COMMON STOCK PERFORMANCE

         The graph presented below compares the cumulative total stockholder return on the Company's Common Stock for the five years ended December 31, 1999 with the cumulative total stockholder return for such period reflected in the Standard and Poor's (S&P) 500 Stock Index and in two different peer group indexes. The Company has elected to change the peer group to which its stock's performance is compared from the peer group reflected in last year's Proxy Statement. Accordingly, the graph presented below includes comparisons with both last year's peer group index of four competing pharmaceutical companies (Andrx Corp., Biovail Corp. International, Noven Pharmaceuticals Inc. and Theratech Inc. Utah) and the new peer goup index of three competing pharmaceutical companies (Dura Pharmaceuticals, Inc., MacroChem Coporation and Noven Pharmaceuticals, Inc.). The Company has elected to change the peer group as it believes the companies included in the new peer group are more reflective of the Company's business and therefore provide a more meaningful comparison of stock performance. The graph (and the information relating to it) was obtained by the Company from S&P. The comparative returns shown in the graph assume (i) the investment of $100 in the Company's Common Stock, the common stock of the companies included in the S&P 500 Stock Index and the common stock of the companies in the two peer groups at the market close on December 31, 1994 and
(ii) the reinvestment of all dividends.

                              [GRAPH APPEARS HERE]



                                                                         TOTAL SHAREHOLDER RETURNS
                                                                         -------------------------
                                                                          (Dividends Reinvested)

                                                                        ANNUAL RETURN PERCENTAGE
                                                                              Years Ending
Company Name/Index                                        Dec 95      Dec 96     Dec 97       Dec 98         Dec 99
--------------------------------------------------------------------------------------------------------------------
BENTLEY PHARMACEUTICALS                                   -55.00       16.67      -9.52       -36.84         312.53
S&P 500 INDEX                                              37.58       22.96      33.36        28.58          21.04
NEW PEER GROUP                                             53.47      126.68      -7.33       -59.35          13.34
OLD PEER GROUP                                            182.39        5.83      38.94        11.07         118.23


                                                                                       INDEXED RETURNS
                                                       Base                              Years Ending
                                                     Period
Company Name/Index                                   Dec 94          Dec 95      Dec 96     Dec 97       Dec 98         Dec 99
-------------------------------------------------------------------------------------------------------------------------------
BENTLEY PHARMACEUTICALS                                 100           45.00       52.50      47.50        30.00         123.76
S&P 500 INDEX                                           100          137.58      169.17     225.60       290.08         351.12
NEW PEER GROUP                                          100          153.47      347.87     322.39       131.04         148.52
OLD PEER GROUP                                          100          282.39      298.85     415.23       461.19       1,006.48


New Peer Group Companies
------------------------
DURA PHARMACEUTICALS, INC.
MACROCHEM CORPORATION
NOVEN PHARMACEUTICALS, INC.


Old Peer Group Companies
------------------------
ANDRX CORP
BIOVAIL CORP INTERNATIONAL
NOVEN PHARMACEUTICALS, INC.
THERATECH INC UTAH

MISCELLANEOUS

VOTING REQUIREMENTS

         Directors are elected by a plurality of the votes cast at the Meeting at which a quorum is present (Proposal 1). For purposes of Proposal 1, abstentions and broker non-votes are not considered cast with respect to such proposal.

INDEPENDENT AUDITORS

         The Audit Committee of the Board of Directors of the Company selected Deloitte & Touche LLP to serve as the Company's independent auditors for the year ended December 31, 1999 and for the year ending December 31, 2000. Representatives of Deloitte & Touche LLP will not be present at the Meeting.

STOCKHOLDER PROPOSALS

         From time to time stockholders may present proposals for consideration at a meeting which may be proper subjects for inclusion in the proxy statement and form of proxy related to that meeting. Stockholder proposals intended to be included in the Company's proxy statement and form of proxy relating to the Company's 2001 Annual Meeting of Stockholders must be received by the Company at its office at 65 Lafayette Road, North Hampton, New Hampshire 03862 by January 2, 2001. Any such proposals, as well as any questions relating thereto, should be directed to the Secretary of the Company at such address.

ADDITIONAL INFORMATION

         The cost of solicitation of Proxies, including the cost of reimbursing banks, brokers and other nominees for forwarding Proxy solicitation material to the beneficial owners of shares held of record by them and seeking instructions from such beneficial owners, will be borne by the Company. The Company has not engaged a proxy solicitor to solicit proxies; however, proxies may be solicited without extra compensation by certain officers and regular employees of the Company. Proxies may be solicited by mail and, if determined to be necessary, by telephone, telegraph or personal interview.

OTHER MATTERS

         Management does not intend to bring before the Meeting any matters other than those specifically described above and knows of no matters other than the foregoing to come before the Meeting. If any other matters or motions properly come before the Meeting, it is the intention of the persons named in the accompanying Proxy to vote such Proxy in accordance with their judgment on such matters or motions, including any matters dealing with the conduct of the Meeting.

                                              By Order of the Board of Directors


                                              MICHAEL D. PRICE
                                              Secretary

North Hampton, NH
April 27, 2000

                          BENTLEY PHARMACEUTICALS, INC.
                  ANNUAL MEETING OF STOCKHOLDERS - JUNE 9, 2000
               PROXY SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

         The undersigned holder of Common Stock of Bentley Pharmaceuticals, Inc., a Delaware corporation (the "Company"), hereby appoints James R. Murphy and Michael D. Price and each of them, as proxies for the undersigned, each with full power of substitution, for and in the name of the undersigned to act for the undersigned and to vote, as designated below, all of the shares of stock of the Company that the undersigned is entitled to vote at the 2000 Annual Meeting of Stockholders of the Company, to be held on Friday, June 9, 2000, at 11:00 a.m., local time, at The Penn Club of New York at 30 W. 44th Street, New York, New York 10036-6604 and at any adjournments or postponements thereof.

1. The election of Class I Directors until the 2003 Annual Meeting of Stockholders, or until the election and qualification of their respective successors:
 _                             _
|_|    FOR ALL NOMINEES       |_|    WITHHOLD AUTHORITY to vote for all nominees

INSTRUCTION: To withhold authority for any individual nominee, strike a line through the nominee's name on the list below.

Nominees:    Russell Cleveland         Michael McGovern         Michael D. Price

2. Upon such other matters as may properly come before the Annual Meeting and any adjournments or postponements thereof. In their discretion, the proxies are authorized to vote upon such other business as may properly come before the Annual Meeting and any adjournments or postponements thereof.

THIS PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED STOCKHOLDER. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED "FOR" THE ELECTION OF ALL CLASS I DIRECTOR NOMINEES LISTED ABOVE.

                               (see reverse side)

The undersigned hereby acknowledges receipt of (i) the Notice of Annual Meeting,
(ii) the Proxy Statement and (iii) the Company's 1999 Annual Report.

PLEASE MARK, SIGN AND DATE THIS PROXY CARD AND PROMPTLY RETURN IT IN THE ENVELOPE PROVIDED. NO POSTAGE NECESSARY IF MAILED IN THE UNITED STATES.


                                            Dated: ______________________, 2000


                                            ------------------------------------
                                            Signature


                                            ------------------------------------
                                            Print Full Name


                                            ------------------------------------
                                            Signature


                                            ------------------------------------
                                            Print Full Name


NOTE: Please sign exactly as your name appears hereon and mail it promptly. When shares are held by joint tenants, both should sign. When signing as attorney, executor, administrator, trustee or guardian, please give full title as such. If a corporation, please sign in full corporate name by president or other authorized officer. If a partnership, please sign in partnership name by authorized person.

                                      -2-